UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2011

Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11 Bermuda
(Address of principal executive offices)

(408) 830-9742
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 30, 2011, Alpha and Omega Semiconductor Limited issued a press release to update its guidance for the first fiscal quarter of 2012 ending September 30, 2011. A copy of the press release is attached as Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K, all of the information contained in this Form 8-K and the accompanying exhibit shall be deemed to be "furnished" and not "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1      Press Release dated September 30, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha and Omega Semiconductor Limited
Date: September 30, 2011	By:	/s/ EPHRAIM KWOK Ephraim Kwok Chief Financial Officer

Exhibit Index
99.1	Press release dated September 30, 2011